SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                    Date of Report
                    (Date of earliest
                    event reported):        March 31, 2003


                                  Fiserv, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                    0-14948                       39-1506125
---------------              ---------------                --------------
(State or other             (Commission File                (IRS Employer
jurisdiction of                  Number)                  Identification No.)
incorporation)


                  255 Fiserv Drive, Brookfield, Wisconsin 53045
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                          (262) 879-5000 (Registrant's
                          -----------------------------
                                telephone number)

Item 5. Other Events and Regulation FD Disclosure.
------  -----------------------------------------

     On March 31, 2003, Fiserv, Inc. issued a press release announcing its realization in the first quarter of 2003 of a one-time loss and a one-time gain. A copy of such press release is filed as Exhibit 99 and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.
------  ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits. The following exhibit is being filed herewith:

          (99) Press release of Fiserv, Inc., dated March 31, 2003.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FISERV, INC.



Date:  March 31, 2003                 By:/s/ Kenneth R. Jensen
                                         ---------------------------------------
                                         Kenneth R. Jensen
                                         Senior Executive Vice President,
                                         Chief Financial Officer, Treasurer and
                                         Assistant Secretary

                                  FISERV, INC.

                   Exhibit Index to Current Report on Form 8-K
                              Dated March 31, 2003


Exhibit
Number
------

(99) Press release of Fiserv, Inc., dated March 31, 2003.